SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2006
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-50066                  48-1175170
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


610 Alamo Pintado Road, Solvang, California                          93463
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(Address of principal executive offices)                           (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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Table of Contents
Item 7.01. Regulation FD Disclosure
Item 9.01  Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure.

     Harrington West Financial Group, Inc. (NASDAQ:HWFG), the holding company for Los Padres Bank and its division Harrington Bank, today announced that Craig
J. Cerny, Chairman and Chief Executive Officer, will be participating in a panel discussion at the Sandler O'Neill & Partners, L.P. West Coast Financial Services Conference on Thursday, March 9, 2006 at 4:25 pm PST to be held at the Four Seasons Resort, Aviara - North San Diego, California. This one hour discussion will be webcast via www.sandleroneill.com or please go to Harringtonwest.com and click on the URL listed for the presentation's webcast. The conference will also be available via audio conference at 866-362-5158.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HARRINGTON WEST FINANCIAL GROUP, INC.


                                           By: /s/ Craig J. Cerny
                                               ---------------------------------
                                               Craig J. Cerny
                                               Chairman of the Board and Chief
                                               Executive Officer


Date: March 1, 2006.